UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

[x]	Preliminary Information Statement
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]	Definitive Information Statement

NOVAMEX ENERGY INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[x]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14c-f5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

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	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PRELIMINARY COPY — SUBJECT TO COMPLETION

NOTICE OF ACTION BY WRITTEN CONSENT

OF THE MAJORITY STOCKHOLDER OF

AND

INFORMATION STATEMENT FOR

NOVAMEX ENERGY INC.

1610 Woodstead Court, Suite 330

The Woodlands, Texas 77380

RE: Notice of Action by Written Consent of Stockholders in Lieu of a Special Meeting

Dear Stockholder:

We hereby give you notice of an action by written consent of the majority stockholder of Novamex Energy Inc., a Nevada corporation (“Novamex,” “we,” “us,” “our,” or the “Company”), taken on February 24, 2015. The accompanying Information Statement is being distributed to the holders of record of the outstanding common stock, $0.001 par value per share (the “Common Stock”), of Novamex, as of the close of business on February 24, 2015.

On February 24, 2015, the majority stockholder of Novamex authorized, by written consent, the amendment, and restatement of our Articles of Incorporation, a copy of which is attached hereto as Annex A (the “Restated Articles”). Pursuant to applicable securities laws, however, this corporate action will not be effective until at least 20 days after the Information Statement has first been sent to our stockholders who did not previously consent to the Restated Articles. Please review the Information Statement for a more complete description of these matters.

Under Chapter 78 of the Nevada Revised Statutes (“NRS”), stockholder action may be taken by written consent without a meeting of stockholders. The written consent of the holders of a majority of our outstanding Common Stock is sufficient under the NRS and our Articles of Incorporation and Bylaws to approve the action described above. Accordingly, the action described above will not be submitted to you and our other stockholders for a vote. This letter and the accompanying Information Statement are intended to notify you of the aforementioned stockholder action in accordance with Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated thereunder. This corporate action will be effective no earlier than 20 calendar days after the date of the initial mailing of the accompanying Information Statement, or on or about March [●], 2015.

You are urged to read the Information Statement in its entirety for a description of the action taken by the holder of a majority of the outstanding Common Stock of the Company. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY. No action is required of you.

By Order of the Board of Directors,

_______________________________ Stephen Bargo
Director and Chief Executive Officer

The Woodlands, Texas

March [●], 2015

NOVAMEX ENERGY INC.

1610 Woodstead Court, Suite 330

The Woodlands, Texas 77380

INFORMATION STATEMENT

This Information Statement will be first mailed on or about March [●], 2015, to the stockholders of the Company by the Board of Directors to provide material information regarding corporate actions that have been approved by the written consent of the stockholder holding a majority of the Company’s outstanding Common Stock, par value $0.001 per share (the “Majority Stockholder”).

CORPORATE ACTION TAKEN

Approval by Our Board of Directors

Our Board of Directors has determined that the Restated Articles are advisable and in the best interests of the Company and its stockholders. On February 20, 2015, our Board of Directors approved the Restated Articles, subject to stockholder approval. In connection with the Restated Articles, on February 20, 2015, the Board of Directors also approved an amendment and restatement of our Bylaws (the “Restated Bylaws”), which did not require stockholder approval (attached hereto as Annex B).

Action by Written Consent

On February 24, 2015, the Majority Stockholder delivered to Novamex an executed written consent approving the Restated Articles, in accordance with NRS Section 78.320 (the “Written Consent”). Our Board of Directors has fixed 5:00 p.m. CST on February 24, 2015 as the record date for the determination of holders of the Company’s Common Stock entitled to notice of the action by written consent (the “Record Date”). As of the Record Date, such stockholder who executed the Written Consent beneficially owned approximately 89% of the Company’s issued and outstanding Common Stock, representing a majority of the outstanding shares of voting capital stock of the Company.

AUTHORIZATION BY THE BOARD OF DIRECTORS AND THE MAJORITY STOCKHOLDER

Because the Restated Articles have been duly authorized and approved by the written consent of the holders of at least a majority of our issued and outstanding Common Stock, we are not seeking any consent, authorization, or proxy from you. Section 78.320 of the NRS provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for a meeting. Approval by at least a majority of the outstanding voting power of our shares of Common Stock present and voting on the matter at a meeting would be required to approve the proposal, which approval has been duly obtained by a written consent executed and delivered to Novamex.

As of the Record Date, there were issued and outstanding 16,834,415 shares of Common Stock, entitled to one vote per share. On February 24, 2015, the stockholder who executed the Written Consent beneficially owned approximately 89% of the Company’s issued and outstanding Common Stock. Accordingly, the Written Consent delivered to us pursuant to NRS Section 78.320 is sufficient to approve the Restated Articles and no further stockholder vote or other action is required.

NOTICE PURSUANT TO SECTION 78.320 OF THE NEVADA REVISED STATUTES

This Information Statement also constitutes notice under Section 78.320 of the NRS that the adoption of the Restated Articles by the Company was effected by Written Consent of the Majority Stockholder.

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CONSENTING STOCKHOLDER

On February 24, 2015, the following record holder of 15,000,000 shares of Common Stock consented in writing to the Restated Articles:

Name and Address of Consenting Stockholder	Number of Shares Beneficially Owned	Percentage of Total Shares

Excellere Capital Group, LLC 3102 Maple Avenue, Suite 450 Dallas, Texas 75201	15,000,000	89.1%

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information as of February 24, 2015, with respect to the beneficial ownership of the outstanding Common Stock of Novamex by (i) any holder of more than five (5%) percent; (ii) each of the Company’s executive officers and directors; and (iii) the Company’s directors and executive officers as a group. The percentage of class beneficially owned is based on 16,834,415 shares of Common Stock reported by the Company as being issued and outstanding as February 24, 2015. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.

Name	Number of Shares Beneficially Owned	Percentage of Outstanding Shares Beneficially Owned
Excellere Capital Group LLC (1) 3102 Maple Avenue, Suite 450 Dallas, Texas 75201	15,000,000	89.1%
Stephen Bargo (2) Director and Chief Executive Officer 1610 Woodstead Court, Suite 330 The Woodlands, Texas 77380	15,000,000	89.1%
All Executive Officers and Directors as a Group (1 person) (3) 1610 Woodstead Court, Suite 330 The Woodlands, Texas 77380	15,000,000	89.1%

(1)	Stephen Bargo has sole voting and dispositive power over the securities held by Excellere Capital Group LLC.
(2)	Includes 15,000,000 shares in the name of Excellere Capital Group LLC.
(3)	Stephen Bargo.

AMENDMENT AND RESTATEMENT OF OUR ARTICLES OF INCORPORATION AND BYLAWS

On February 20, 2015, the Board of Directors approved, subject to receiving the approval of the holders of a majority of the Company’s outstanding Common Stock, the amendment and restatement of our Articles of Incorporation. The Majority Stockholder approved the Restated Articles pursuant to the Written Consent of February 24, 2015. Also, on February 20, 2015, the Board of Directors approved the amendment and restatement of our Bylaws, which did not require stockholder approval. A copy of the Restated Articles is attached to this Information Statement as Annex A and a copy of the Restated Bylaws is attached to this Information Statement as Annex B.

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Purpose of the Amendment and Restatement of Our Articles of Incorporation and Bylaws

The purpose of the Restated Articles is to update and make the Articles of Incorporation current and compliant with Nevada law, provide for more flexibility in future financings and acquisitions by the Company, and to implement several anti-takeover measures. Additionally, the Board of Directors is committed to ensuring effective corporate governance policies and practices, which ensure that the Company is governed with high standards of ethics, integrity, and accountability. Because we believe that the Restated Articles represents best corporate governance practices, we believe that it will improve the quality of our corporate governance. The Restated Articles are not the result of the Company’s knowledge of any effort by any party to accumulate the Company’s securities or otherwise obtain control of the Company by means of a merger, tender offer, solicitation in opposition, or otherwise.

The Restated Articles (a) reclassify certain stock as preferred stock, which permits our Board of Directors, in its discretion, to designate one or more series of the preferred stock with the rights, privileges, and preferences of each series to be fixed by our Board of Directors, from time to time, without stockholder approval (commonly referred to as “blank check” preferred stock); (b) divide members of the Board of Directors into three classes; (c) remove authority for stockholder action by written consent; and (d) require a 2/3 majority vote of the stockholders to amend the Articles of Incorporation and Bylaws in the future. These provisions may be considered to have an anti-takeover effect and may delay, defer, or prevent a tender offer or other takeover attempt that a stockholder might consider to be in such stockholder’s best interest, including such an attempt as might result in the receipt of a premium over the market price for the shares of common stock held by such stockholder.

In addition to the approval of the Restated Articles, the Board of Directors approved the Restated Bylaws, which did not require stockholder approval. The Restated Bylaws incorporate what we believe to be best corporate governance practices and also include provisions that may have an anti-takeover effect, including: (x) a requirement for advance notice of stockholder nominations and proposals; (y) the ability of the Board of Directors to take into account all relevant factors – not just the interests of the stockholders – in response to a takeover offer, as permitted by Nevada law; and (z) the elimination of a provision permitting stockholders to call special meetings.

We intend to file the Restated Articles with the Secretary of the State of Nevada promptly after the twentieth (20th) day following the date this Information Statement has been sent to the stockholders of Novamex. The Restated Articles will become effective upon filing with the Secretary of State of Nevada. The Restated Bylaws became effective at the time of their approval by the Board of Directors on February 20, 2015. At this time, Management does not intend to propose and/or implement other future anti-takeover measures.

Blank Check Preferred Stock

Our Board of Directors believes that the creation of the blank check preferred stock is in our best interests as well as that of our stockholders. Our Board believes that it is advisable to create “blank check” preferred stock for issuance in connection with possible future transactions such as corporate mergers, acquisitions, other business combinations or future financings, and other uses not presently determinable and as may be deemed to be feasible and in our best interests. In addition, the urgencies of possible transactions and/or financings may make it impractical or otherwise inadvisable to seek stockholder approval for the issuance of preferred stock, and our Board of Directors believes that it is desirable that we have the flexibility to issue preferred stock without further stockholder action, except as otherwise provided by applicable law.

The Restated Articles give our Board of Directors flexibility, without further stockholder action, to issue preferred stock on such terms and conditions as they deem to be in the best interests of Novamex and our stockholders. Blank check preferred stock is commonly authorized by publicly-traded companies and is frequently used as a means of raising capital and making acquisitions. In particular, in recent years, smaller companies have been required to utilize senior classes of securities to raise capital, with the terms of those securities being highly negotiated and tailored to meet the needs of both investors and the issuing companies. Such senior securities typically include liquidation and dividend preferences, protections, conversion privileges, and other rights not found in common stock. By authorizing a class of “blank check” preferred stock, we believe that we will have increased flexibility in structuring future transactions.

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The creation of the blank check preferred stock could have material anti-takeover consequences. Pursuant to the Restated Articles, our Board of Directors will be able to issue up to 300,000,000 shares of preferred stock, in one or more series and with such rights and preferences, including voting rights, as they determine without further stockholder approval. Our Board of Directors could designate one or more series of preferred stock with rights and preferences, including supermajority voting rights, and issue the preferred shares, and such preferred shares could make our acquisition by means of a tender offer, a proxy contest, or otherwise, more difficult, and could also make the removal of incumbent officers and directors more difficult. As a result, these provisions may have an anti-takeover effect. The ability to issue preferred stock with special rights and preferences may inhibit changes of control that are not approved by our Board of Directors. These provisions could limit the price that future investors might be willing to pay for our Common Stock. This could have the effect of delaying, deferring, or preventing a change in control of our Company. The issuance of preferred shares could also effectively limit or dilute the voting power of our stockholders. Accordingly, such provisions of our Restated Articles may discourage or prevent an acquisition or disposition of our business that could otherwise be in the best interests of our stockholders.

Classified Board of Directors

A classified (or “staggered”) board of directors is one in which a certain number, but not all, of the directors are elected on a rotating basis each year. The Restated Articles divide our Board into three classes – Class I, Class II, and Class III – with each class of directors to serve three-year terms. The classified board will apply to all elections of directors to the Board of Novamex after the Restated Articles become effective, and is designed to require at least two annual meetings for the stockholders to change the majority of the directors on the Board, and at least three annual meetings for the stockholders to change all of the directors on the Board.

A classified board of directors provides effective protection against hostile takeover tactics and proxy contests, because it makes it difficult to gain control of the board of directors without the cooperation or approval of the incumbent directors. A classified board also supports continuity and stability on the Board and in the overall business of the Company, as a majority of directors will always have prior experience as directors of the Company. The Board of Directors believes that these benefits outweigh (a) any concern that classified boards make it more difficult for stockholders to replace a majority of the board even where a majority of the stockholders are unsatisfied with the directors’ performance, and (b) any argument that annually elected boards increase the accountability of directors by providing stockholders with the opportunity to express their opinions on the performance of the entire board of directors each year.

No Stockholder Action by Written Consent

The NRS provides that, unless a company’s articles of incorporation or bylaws provide otherwise, stockholders may take action without a meeting if the holders of stock having a majority of the voting power authorize such action and sign a written consent. The Board of Directors believes it is in the best interests of the Company and stockholders if the stockholders do not have the ability to act by written consent. There are advantages in preventing stockholder action by written consent and these advantages include: (a) requiring stockholder action only at a stockholder meeting increases the likelihood that the Company and all of its stockholders will be given an opportunity to consider carefully and respond prudently to important stockholder proposals; and (b) requiring stockholder action only at a stockholder meeting avoids untimely action in a context that might not permit stockholders to have the full benefit of the knowledge, advice, and participation of the Company’s management and Board of Directors.

In making its decision to eliminate stockholder action by written consent, the Board of Directors balanced the various interests of those who view the right to act by written consent as efficient, including as a result of its speed and reduced expenses, against the protections afforded stockholders by precluding action by written consent. The Board of Directors concluded that the best interests of the Company and stockholders would be served by eliminating action by written consent.

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2/3 Majority Vote of Stockholders to Amend the Restated Articles and Restated Bylaws

The use of supermajority voting requirements provides anti-takeover protection for the Company. The Board of Directors, in its continuing review of corporate governance matters, has determined that providing for supermajority voting requirements for any future amendment to the Restated Articles and Restated Bylaws will best serve the purposes of the Company and the interests of the stockholders. In deciding to approve the supermajority requirements, the Board of Directors considered the arguments against this action, in particular that use of supermajority voting requirements to amend certain provisions of the Restated Articles may hinder stockholders’ ability to affect Company governance. For example, the specific effects of this provision may be to provide management and/or minority stockholders with a veto power over any proposed amendment to the Restated Articles or Restated Bylaws. After giving careful consideration to stockholder views concerning this matter, the Board of Directors determined that the benefits of providing for the supermajority voting requirement to amend the Restated Articles and Restated Bylaws outweighed any detriment of such provision.

Restated Bylaws

In connection with the Restated Articles, the Board of Directors approved the Restated Bylaws, which did not require stockholder approval. The Restated Bylaws contain provisions that may be considered to have an anti-takeover effect and may delay, defer, or prevent a tender offer or other takeover attempt that a stockholder might consider to be in such stockholder’s best interest, including such an attempt as might result in the receipt of a premium over the market price for the shares of Common Stock held by such stockholder. In making its decision to adopt each of the following provisions in the Restated Bylaws, the Board of Directors weighed the various interests of those who view these provisions as disadvantageous to stockholders against the protections afforded stockholders by adopting such provisions. The Board of Directors concluded that the best interests of the Company and the stockholders would be served by adopting each of the following provisions in the Restated Bylaws.

First, the Restated Bylaws eliminate the stockholders’ power to call a special meeting, which provides anti-takeover protection for the Company. In deciding to approve the elimination of the stockholders’ power to call a special meeting, the Board of Directors considered the arguments against elimination of this power, in particular that elimination of the stockholders’ power to call a special meeting may hinder stockholders’ ability to affect Company governance and the composition of the Board of Directors. After giving careful consideration to stockholder views concerning this matter, the Board determined that the anti-takeover benefits of eliminating stockholders’ power to call special meetings outweighed any detriment of such provision.

Second, under the NRS, a corporation may require stockholders wishing to nominate persons for election to the board of directors or propose new business to give notice of the nomination or proposal by a date prior to the annual meeting. The Restated Bylaws provide that nominations for election to the Board of Directors and proposals for new business to be voted on by stockholders must be submitted (a) not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year’s annual meeting or not later than 70 days after the anniversary of the previous year’s annual meeting; and (b) with respect to any other annual meeting of stockholders, the close of business on the tenth day following the date of “Public Disclosure” (as defined in the Restated Bylaws) of the date of such meeting. These provisions give the Company time to react to the stockholder nomination or proposal and the threat of a proxy contest, and to negotiate with the proponent, where necessary, to reach a compromise that will avoid a proxy fight.

Finally, in the event the Company receives a takeover offer, as permitted by the NRS, the Restated Bylaws require that the Board of Directors shall consider all relevant factors in evaluating such offer, including, but not limited to, the terms of the offer, and the potential economic and social impact of such offer on the Company’s stockholders, employees, customers, creditors, and community in which it operates. This provision means that the receipt of a premium over the market price for the shares of common stock held by the stockholder will not be the sole consideration in evaluating any offer, thereby potentially discouraging or preventing an acquisition or disposition of our business that could otherwise be in the best interest of the stockholders.

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Defensive Provisions of Nevada Law

We are incorporated in Nevada. Certain provisions of the NRS could delay or make more difficult a change of control transaction or other business combination that may be beneficial to stockholders. Nevada’s “Combinations With Interested Stockholders” statutes (NRS Sections 78.411 through 78.444) provide that specified persons who, together with affiliates and associates, own, or within three years did own, 10% or more of the outstanding voting stock of a Nevada corporation with at least 200 stockholders cannot engage in specified business combinations with the corporation for a period of three years after the date on which the person became an interested stockholder, unless the combination or the transaction by which the person first became an interested stockholder is approved by the corporation’s board of directors before the person first became an interested stockholder.

Also, Nevada’s “Acquisition of Controlling Interest” statutes (NRS Sections 78.378–78.3793) apply to Nevada Corporations with at least 200 stockholders, including at least 100 stockholders of record who are Nevada residents, and which conduct business directly or indirectly in Nevada. The “Acquisition of Controlling Interest” statutes provide that persons who acquire a “controlling interest”, as defined in NRS Section 78.3785, in a company may only be given full voting rights in their shares if such rights are conferred by the disinterested stockholders of the company at an annual or special meeting. Any disinterested stockholder that does not vote in favor of granting such voting rights is entitled to demand that the company pay fair value for their shares, however, if the acquiring person has acquired at least a majority of all of the voting power of the company. As such, persons acquiring a controlling interest may not be able to vote their shares.

As of the date of this Information Statement, we do not believe that either the “Combinations With Interested Stockholders” statutes or the “Acquisition of Controlling Interest” statutes are applicable to our Company because it has fewer than 200 stockholders of record. These statutes may apply to us at some point in the future, however.

DISSENTERS’ RIGHTS

Under Nevada Law, holders of our Common Stock are not entitled to dissenters’ rights of appraisal with respect to our proposed amendment and restatement of our Articles of Incorporation and the adoption of the Restated Articles.

COSTS OF INFORMATION STATEMENT

We are mailing this Information Statement and will bear the costs associated therewith. We are not making any solicitation. We will reimburse banks, brokerage firms, other custodians, nominees, and fiduciaries for reasonable expenses incurred in sending the Information Statement to beneficial owners of our Common Stock.

HOUSEHOLDING OF MATERIALS

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” information statements. This means that only one copy of this Notice of Action by Written Consent of the Majority Stockholder and Information Statement may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of an information statement either now or in the future, please contact your bank, broker, or other nominee. Upon written or oral request to the Company, whose executive offices are located at 1610 Woodstead Court, Suite 330, The Woodlands, Texas 77380, we will provide a separate copy of the Information Statement.

WHERE TO FIND ADDITIONAL INFORMATION

We are subject to the Exchange Act and, in accordance with the requirements of the Exchange Act, file reports and other information with the SEC. Copies of these reports and other information may be viewed at the SEC’s website: www.sec.gov.

By Order of the Board of Directors,

____________________________

Stephen Bargo

Director and Chief Executive Officer

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ANNEX A

THIRD AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

NOVAMEX ENERGY INC.

(a Nevada Corporation)

FIRST: The name of the corporation is NOVAMEX ENERGY INC. (the “Corporation”).

SECOND: The period of its duration is perpetual.

THIRD: The Corporation shall have and may exercise all of the rights, powers and privileges now or hereafter conferred upon corporations organized under the laws of Nevada. In addition, the Corporation may do everything necessary, suitable or proper for the accomplishment of any of its corporate purposes. The Corporation may conduct part or all of its business in any part of Nevada, the United States or the world and may hold, purchase, mortgage, lease and convey real and personal property in any of such places.

FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is 1,000,000,000 shares, of which 700,000,000 shall constitute a class designated common stock, par value $0.001 per share (the “Common Stock”), and 300,000,000 shall constitute a class designated as preferred stock, par value $0.001 per share (the “Preferred Stock”).

A. Common Stock. Each stockholder of record of Common Stock shall have one vote for each share of stock standing in his name on the books of the Corporation and entitled to vote. Cumulative voting shall not be permitted in the election of directors or otherwise.

B. Preferred Stock

(a) The Board of Directors is hereby expressly authorized, by resolution or resolutions, to provide, out of the unissued and undesignated shares of Preferred Stock, for the issuance of one or more series of Preferred Stock, with such voting powers, if any, and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be expressed in the resolution or resolutions providing for the issuance thereof adopted by the Board of Directors, including, without limiting the generality of the foregoing, the following:

(i) the designation of such series, the number of shares to constitute such series and the stated value thereof if different from the par value thereof;

(ii) whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

(iii) the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preferences or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of this class;

(iv) whether the shares of such series shall be subject to redemption by the Corporation, and, if so, the times, prices and other terms and conditions of such redemption;

(v) the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

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(vi) whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

(vii) whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes or of any other series of this class or any other class or classes of capital stock and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of such conversion or exchange;

(viii) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the common stock or shares of stock of any other class or any other series of this class; and

(ix) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of this class or of any other class or classes.

(b) The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any series issued at different times may differ as to the dates from which dividends thereon shall be cumulative.

FIFTH: The Board of Directors shall be and divided into three classes, as nearly equal in number as possible, designated: Class I, Class II and Class III. In case of any increase or decrease, from time to time, in the number of directors, the number of directors in each class shall be apportioned as nearly equal as possible. No decrease in the number of directors shall shorten the term of any incumbent director. Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, that each director initially appointed to Class I shall serve for an initial term expiring at the corporation's first annual meeting of stockholders following the effectiveness of this provision; each director initially appointed to Class II shall serve for an initial term expiring at the corporation's second annual meeting of stockholders following the effectiveness of this provision; and each director initially appointed to Class III shall serve for an initial term expiring at the corporation's third annual meeting of stockholders following the effectiveness of this provision; provided further, that the term of each director shall continue until the election and qualification of a successor and be subject to such director's earlier death, resignation or removal.

SIXTH: No action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting.

SEVENTH: Notwithstanding any other provision of these articles of incorporation or the bylaws of the Corporation and in addition to any affirmative vote of the holders of any particular class of stock of the corporation required by applicable law, this certificate of incorporation or the bylaws of the corporation, the affirmative vote of the holders of at least 66 2/3% of the voting power of the shares of the then outstanding voting stock of the Corporation, voting together as a single class, shall be required to amend, repeal or adopt any provisions contained within these articles of incorporation.

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 ANNEX B

BYLAWS

OF

NOVAMEX ENERGY INC.

a Nevada corporation

ARTICLE 1.

DEFINITIONS

1.1 Definitions. Unless the context clearly requires otherwise, in these Bylaws:

(a) "Board" means the board of directors of the Company.

(b) "Bylaws" means these bylaws as adopted by the Board and includes amendments subsequently adopted by the Board or by the Stockholders.

(c) "Articles of Incorporation" means the Articles of Incorporation of Novamex Energy, Inc., as filed with the Secretary of State of the State of Nevada and includes all amendments thereto and restatements thereof subsequently filed.

(d) "Company" means Novamex Energy, Inc., a Nevada corporation.

(e) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(f) "Public Disclosure" means a disclosure made in a press release reported by the Dow Jones News Services, The Associated Press or a comparable national news service or in a document filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(e) "Section" refers to sections of these Bylaws.

(f) "Stockholder" means stockholders of record of the Company.

1.2 Offices. The title of an office refers to the person or persons who at any given time perform the duties of that particular office for the Company.

ARTICLE 2.

OFFICES

2.1 Principal Office. The Company may locate its principal office within or without the state of incorporation as the Board may determine.

2.2 Registered Office. The registered office of the Company required by law to be maintained in the state of incorporation may be, but need not be, the same as the principal place of business of the Company. The Board may change the address of the registered office from time to time.

2.3 Other Offices. The Company may have offices at such other places, either within or without the state of incorporation, as the Board may designate or as the business of the Company may require from time to time.

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ARTICLE 3.

MEETINGS OF STOCKHOLDERS

3.1 Annual Meetings. The Stockholders of the Company shall hold their annual meetings for the purpose of electing directors and for the transaction of such other proper business as may come before such meetings at such time, date and place as the Board shall determine by resolution.

3.2 Special Meetings. The Board, the Chairman of the Board, the President or a committee of the Board duly designated and whose powers and authority include the power to call meetings may call special meetings of the Stockholders of the Company at any time for any purpose or purposes.

3.3 Place of Meetings. Meetings of the Stockholders shall be held at such places, within or without the State of Nevada, as the Board or a committee of the Board shall specify in the notice or waiver of notice for such meetings.

3.4 Notice of Meetings. Except as otherwise required by law, the Board or a committee of the Board shall give notice of each meeting of Stockholders, whether annual or special, not less than 10 nor more than 60 days before the date of the meeting. The Board or a committee of the Board shall deliver a notice to each Stockholder entitled to vote at such meeting by delivering notice in accordance with Article 12. An affidavit of the Secretary or an Assistant Secretary or of the Transfer Agent of the Company that notice has been given notice shall constitute, in the absence of fraud, prima facie evidence of the facts stated therein.

Every notice of a meeting of the Stockholders shall state the place, date and hour of the meeting and, in the case of a special meeting, also shall state the purpose or purposes of the meeting. Furthermore, if the Company will maintain the list at a place other than where the meeting will take place, every notice of a meeting of the Stockholders shall specify where the Company will maintain the list of Stockholders entitled to vote at the meeting.

3.5 Advance Notice of Stockholder Nominations and Proposals.

(a) Timely Notice. At a meeting of the Stockholders, only such nominations of persons for the election of directors and such other business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, nominations or such other business must be: (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board or any committee thereof, (ii) otherwise properly brought before the meeting by or at the direction of the Board or any committee thereof, or (iii) otherwise properly brought before an annual meeting by a Stockholder who is a Stockholder of record of the Company at the time such notice of meeting is delivered, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 3.5. In addition, any proposal of business (other than the nomination of persons for election to the Board) must be a proper matter for Stockholder action. For business (including, but not limited to, director nominations) to be properly brought before an annual meeting by a Stockholder, the Stockholder or stockholders of record intending to propose the business ("Proposing Stockholder") must have given timely notice thereof pursuant to this Section 3.5(a) or Section 3.5(c) below, as applicable, in writing to the Secretary of the Company even if such matter is already the subject of any notice to the Stockholders. To be timely, a Proposing Stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company: (x) not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year's annual meeting if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year's annual meeting or not later than 70 days after the anniversary of the previous year's annual meeting; and (y) with respect to any other annual meeting of stockholders, the close of business on the tenth day following the date of Public Disclosure of the date of such meeting. In no event shall the Public Disclosure of an adjournment or postponement of an annual meeting commence a new notice time period (or extend any notice time period).

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(b) Stockholder Nominations. For the nomination of any person or persons for election to the Board, a Proposing Stockholder's notice to the Secretary of the Company shall set forth: (i) the name, age, business address and residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of capital stock of the Company which are owned of record and beneficially by each such nominee (if any), (iv) such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed, under Section 14(a) of the Exchange Act, (v) the consent of the nominee to being named in the proxy statement as a nominee and to serving as a director if elected, and (vi) as to the Proposing Stockholder: (A) the name and address of the Proposing Stockholder as they appear on the Company's books and of the beneficial owner, if any, on whose behalf the nomination is being made, (B) the class and number of shares of the Company which are owned by the Proposing Stockholder (beneficially and of record) and owned by the beneficial owner, if any, on whose behalf the nomination is being made, as of the date of the Proposing Stockholder's notice, and a representation that the Proposing Stockholder will notify the Company in writing of the class and number of such shares owned of record and beneficially as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (C) a description of any agreement, arrangement or understanding with respect to such nomination between or among the Proposing Stockholder and any of its affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, and a representation that the Proposing Stockholder will notify the Company in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (D) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Proposing Stockholder's notice by, or on behalf of, the Proposing Stockholder or any of its affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of the Proposing Stockholder or any of its affiliates or associates with respect to shares of stock of the Company, and a representation that the Proposing Stockholder will notify the Company in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (E) a representation that the Proposing Stockholder is a holder of record of shares of the Company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and (F) a representation whether the Proposing Stockholder intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve the nomination and/or otherwise to solicit proxies from Stockholders in support of the nomination. The Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable Stockholder's understanding of the independence, or lack thereof, of such nominee.

(c) Other Stockholder Proposals. For all business other than director nominations, a Proposing Stockholder's notice to the Secretary of the Company shall set forth as to each matter the Proposing Stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) any other information relating to such Stockholder and beneficial owner, if any, on whose behalf the proposal is being made, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal and pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder and (iii) the information required by Section 3.5(b)(vi) above.

(d) Proxy Rules. The foregoing notice requirements of Section 3.5(c) shall be deemed satisfied by a Stockholder with respect to business other than a nomination if the Stockholder has notified the Company of his, her or its intention to present a proposal at an annual meeting in compliance with the applicable rules and regulations promulgated under Section 14(a) of the Exchange Act and such Stockholder's proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for such annual meeting.

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(e) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of Stockholders as shall have been brought before the meeting pursuant to the Company’s notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of Stockholders at which directors are to be elected pursuant to the Company’s notice of meeting provided that the Board has determined that directors shall be elected at such meeting, by any Stockholder of the Company who is a Stockholder of record at the time the notice provided for in this Section 3.5 is delivered to the Secretary of the Company, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 3.5. In the event the Company calls a special meeting of Stockholders for the purpose of electing one or more directors to the Board, any such Stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Company’s notice of meeting, if the Stockholder's notice required by this Section 3.5 shall be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the 90th day prior to such special meeting and not earlier than the close of business on the later of the 120th day prior to such special meeting.

(f) Effect of Noncompliance. Notwithstanding anything in these Bylaws to the contrary: (i) no nominations shall be made or business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 3.5, and (ii) unless otherwise required by law, if a Proposing Stockholder intending to propose business or make nominations at an annual meeting pursuant to this Section 3.5 does not provide the information required under this Section 3.5 to the Company promptly following the later of the record date or the date notice of the record date is first publicly disclosed, or the Proposing Stockholder (or a qualified representative of the Proposing Stockholder) does not appear at the meeting to present the proposed business or nominations, such business or nominations shall not be considered, notwithstanding that proxies in respect of such business or nominations may have been received by the Company. The requirements of this Section 3.5 shall apply to any business or nominations to be brought before an annual meeting by a Stockholder whether such business or nominations are to be included in the Company’s proxy statement pursuant to Rule 14a-8 of the Exchange Act or presented to Stockholders by means of an independently financed proxy solicitation. The requirements of this Section 3.5 are included to provide the Company notice of a Stockholder's intention to bring business or nominations before an annual meeting and shall in no event be construed as imposing upon any Stockholder the requirement to seek approval from the Company as a condition precedent to bringing any such business or make such nominations before an annual meeting.

3.6 Waiver of Notice. Whenever these Bylaws require written notice, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall constitute the equivalent of notice. Attendance of a person at any meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. No written waiver of notice need specify either the business to be transacted at, or the purpose or purposes of any regular or special meeting of the Stockholders, directors or members of a committee of the Board.

3.7 Adjournment of Meeting. When the Stockholders adjourn a meeting to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Stockholders may transact any business which they may have transacted at the original meeting. If the adjournment is for more than 30 days or, if after the adjournment, the Board or a committee of the Board fixes a new record date for the adjourned meeting, the Board or a committee of the Board shall give notice of the adjourned meeting to each Stockholder of record entitled to vote at the meeting.

3.8 Quorum. Except as otherwise required by law, the holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes at any meeting of the Stockholders. In the absence of a quorum at any meeting or any adjournment thereof, the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, or, in the absence therefrom of all the Stockholders, any officer entitled to preside at, or to act as secretary of, such meeting may adjourn such meeting to another place, date or time.

If the chairman of the meeting gives notice of any adjourned special meeting of Stockholders to all Stockholders entitled to vote thereat, stating that the minimum percentage of Stockholders for a quorum as provided by Nevada law shall constitute a quorum, then, except as otherwise required by law or these Bylaws, that percentage at such adjourned meeting shall constitute a quorum and a majority of the votes cast at such meeting shall determine all matters.

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3.9 Organization. Such person as the Board may have designated or, in the absence of such a person, the highest ranking officer of the Company who is present shall call to order any meeting of the Stockholders, determine the presence of a quorum, and act as chairman of the meeting. In the absence of the Secretary or an Assistant Secretary of the Company, the chairman shall appoint someone to act as the secretary of the meeting.

3.10 Conduct of Business. The chairman of any meeting of Stockholders shall determine the order of business and the procedure at the meeting, including such regulations of the manner of voting and the conduct of discussion as he deems in order.

3.11 List of Stockholders. At least 10 days before every meeting of Stockholders, the Secretary shall prepare a list of the Stockholders entitled to vote at the meeting or any adjournment thereof, arranged in alphabetical order, showing the address of each Stockholder and the number of shares registered in the name of each Stockholder. The Company shall make the list available for examination by any Stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting will take place or at the place designated in the notice of the meeting.

The Secretary shall produce and keep the list at the time and place of the meeting during the entire duration of the meeting, and any Stockholder who is present may inspect the list at the meeting. The list shall constitute presumptive proof of the identity of the Stockholders entitled to vote at the meeting and the number of shares each Stockholder holds.

A determination of Stockholders entitled to vote at any meeting of Stockholders pursuant to this Section shall apply to any adjournment thereof.

3.12 Fixing of Record Date. For the purpose of determining Stockholders entitled to notice of or to vote at any meeting of Stockholders or any adjournment thereof, or Stockholders entitled to receive payment of any dividend, or in order to make a determination of Stockholders for any other proper purpose, the Board or a committee of the Board may fix in advance a date as the record date for any such determination of Stockholders. However, the Board shall not fix such date, in any case, more than 60 days nor less than 10 days prior to the date of the particular action.

If the Board or a committee of the Board does not fix a record date for the determination of Stockholders entitled to notice of or to vote at a meeting of Stockholders, the record date shall be at the close of business on the day next preceding the day on which notice is given or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held or the date on which the Board adopts the resolution declaring a dividend.

3.13 Voting of Shares. Each Stockholder shall have one vote for every share of stock having voting rights registered in his name on the record date for the meeting. The Company shall not have the right to vote treasury stock of the Company, nor shall another corporation have the right to vote its stock of the Company if the Company holds, directly or indirectly, a majority of the shares entitled to vote in the election of directors of such other corporation. Persons holding stock of the Company in a fiduciary capacity shall have the right to vote such stock. Persons who have pledged their stock of the Company shall have the right to vote such stock unless in the transfer on the books of the Company the pledgor expressly empowered the pledgee to vote such stock. In that event, only the pledgee, or his proxy, may represent such stock and vote thereon.

A plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote shall determine all elections and, except when the law, these Bylaws or the Articles of Incorporation require otherwise, the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote shall determine all other matters.

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Notwithstanding any other provision of these Bylaws or the Articles of Incorporation, and in addition to any affirmative vote of the holders of any particular class of stock of the Company required by applicable law, these Bylaws or the Articles of Incorporation, the affirmative vote of the holders of at least 66 2/3% of the voting power of the shares of the then outstanding voting stock of the Company, voting together as a single class, shall be required for a vote of the Stockholders to amend or repeal any provision contained within these Bylaws.

Where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.

The Stockholders may vote by voice vote on all matters. Upon demand by a Stockholder entitled to vote, or his proxy, the Stockholders shall vote by ballot. In that event, each ballot shall state the name of the Stockholder or proxy voting, the number of shares voted and such other information as the Company may require under the procedure established for the meeting.

3.14 Inspectors. At any meeting in which the Stockholders vote by ballot, the chairman may appoint one or more inspectors. Each inspector shall take and sign an oath to execute the duties of inspector at such meeting faithfully, with strict impartiality, and according to the best of his ability. The inspectors shall ascertain the number of shares outstanding and the voting power of each; determine the shares represented at a meeting and the validity of proxies and ballots; count all votes and ballots; determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The certification required herein shall take the form of a subscribed, written report prepared by the inspectors and delivered to the Secretary of the Company. An inspector need not be a Stockholder of the Company, and any officer of the Company may be an inspector on any question other than a vote for or against a proposal in which he has a material interest.

3.15 Proxies. A Stockholder may exercise any voting rights in person or by his proxy appointed by an instrument in writing, which he or his authorized attorney-in-fact has subscribed and which proxy has delivered to the Secretary of the meeting pursuant to the manner prescribed by law.

A proxy is not valid after the expiration of 13 months after the date of its execution, unless the person executing it specifies thereon the length of time for which it is to continue in force (which length may exceed 12 months) or limits its use to a particular meeting. Each proxy is irrevocable if it expressly states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

The attendance at any meeting of a Stockholder who previously has given a proxy shall not have the effect of revoking the same unless he notifies the Secretary in writing prior to the voting of the proxy.

3.16 Remote Communication. If authorized by the Board, and subject to such guidelines and procedures as the Board may adopt, Stockholders and proxy holders not physically present at an annual or special meeting of the Stockholders may, by means of telephone conference or similar method of communication by which all persons participating in the meeting can hear each other:

(a) Participate in such meeting of Stockholders.

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(b) Be deemed present in person and vote at such meeting, whether the meeting is to be held at a designated place of solely by means of remote communication, provided that: (i) the Company shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a Stockholder or proxy holder; (ii) the Company shall implement reasonable measures to provide such Stockholders or proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the Stockholders, including, without limitation, an opportunity to communicate and to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and (iii) if any Stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Company.

ARTICLE 4.

BOARD OF DIRECTORS

4.1 General Powers. The Board shall manage the property, business and affairs of the Company.

4.2 Number and Classes. The number of directors who shall constitute the Board shall equal not less than 1 nor more than 10, as the Board may determine by resolution from time to time. The Board shall be and is divided into three classes, as more particularly set forth in the Articles of Incorporation, as amended from time to time. No decrease in the number of directors shall shorten the term of any incumbent director.

4.3 Election of Directors and Term of Office. The Stockholders of the Company shall elect the directors at the annual or adjourned annual meeting (except as otherwise provided herein for the filling of vacancies). Each director shall hold office until his death, resignation, retirement, removal, or disqualification, or until his successor shall have been elected and qualified, and as further set forth in the Articles of Incorporation.

4.4 Resignations. Any director of the Company may resign at any time by giving written notice to the Board or to the Secretary of the Company. Any resignation shall take effect upon receipt or at the time specified in the notice. Unless the notice specifies otherwise, the effectiveness of the resignation shall not depend upon its acceptance.

4.5 Vacancies. Any vacancy on the Board, whether because of death, resignation, disqualification, an increase in the number of directors, or any other cause may be filled by a majority of the remaining directors, a sole remaining director, or the majority Stockholders. Any director elected to fill a vacancy shall hold office until his death, resignation, retirement, removal, or disqualification, or until his successor shall have been elected and qualified.

4.6 Chairman of the Board. At the initial and annual meeting of the Board, the directors may elect from their number a Chairman of the Board. The Chairman shall preside at all meetings of the Board and shall perform such other duties as the Board may direct. The Board also may elect a Vice Chairman and other officers of the Board, with such powers and duties as the Board may designate from time to time.

4.7 Compensation. The Board may compensate directors for their services and may provide for the payment of all expenses the directors incur by attending meetings of the Board or otherwise.

ARTICLE 5.

MEETINGS OF DIRECTORS

5.1 Regular Meetings. The Board may hold regular meetings at such places, dates and times as the Board shall establish by resolution. If any day fixed for a meeting falls on a legal holiday, the Board shall hold the meeting at the same place and time on the next succeeding business day. The Board need not give notice of regular meetings.

5.2 Place of Meetings. The Board may hold any of its meetings in or out of the State of Nevada, at such places as the Board may designate, at such places as the notice or waiver of notice of any such meeting may designate, or at such places as the persons calling the meeting may designate.

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5.3 Meetings by Telecommunications. The Board or any committee of the Board may hold meetings by means of conference telephone or similar telecommunications equipment that enable all persons participating in the meeting to hear each other. Such participation shall constitute presence in person at such meeting.

5.4 Special Meetings. The Chairman of the Board, the President, or one-half of the directors then in office may call a special meeting of the Board. The person or persons authorized to call special meetings of the Board may fix any place, either in or out of the State of Nevada as the place for the meeting.

5.5 Notice of Special Meetings. The person or persons calling a special meeting of the Board shall give written notice to each director of the time, place, date and purpose of the meeting of not less than three business days if by mail and not less than 24 hours if by telecopier or in person before the date of the meeting. If mailed, notice is given on the date deposited in the United States mail, postage prepaid, to such director. A director may waive notice of any special meeting, and any meeting shall constitute a legal meeting without notice if all the directors are present or if those not present sign either before or after the meeting a written waiver of notice, a consent to such meeting, or an approval of the minutes of the meeting. A notice or waiver of notice need not specify the purposes of the meeting or the business which the Board will transact at the meeting.

5.6 Waiver by Presence. Except when expressly for the purpose of objecting to the legality of a meeting, a director's presence at a meeting shall constitute a waiver of notice of such meeting.

5.7 Quorum. A majority of the directors then in office shall constitute a quorum for all purposes at any meeting of the Board. In the absence of a quorum, a majority of directors present at any meeting may adjourn the meeting to another place, date or time without further notice. No proxies shall be given by directors to any person for purposes of voting or establishing a quorum at a directors’ meetings.

5.8 Conduct of Business. The Board shall transact business in such order and manner as the Board may determine. Except as the law requires otherwise, the Board shall determine all matters by the vote of a majority of the directors present at a meeting at which a quorum is present. The directors shall act as a Board, and the individual directors shall have no power as such.

5.9 Action by Consent. The Board or a committee of the Board may take any required or permitted action without a meeting if all members of the Board or committee consent thereto in writing and file such consent with the minutes of the proceedings of the Board or committee.

ARTICLE 6.

COMMITTEES

6.1 Committees of the Board. The Board may designate, by a vote of a majority of the directors then in office, committees of the Board. The committees shall serve at the pleasure of the Board and shall possess such lawfully delegable powers and duties as the Board may confer.

6.2 Selection of Committee Members. The Board shall elect by a vote of a majority of the directors then in office a director or directors to serve as the member or members of a committee. By the same vote, the Board may designate other directors as alternate members who may replace any absent or disqualified member at any meeting of a committee. In the absence or disqualification of any member of any committee and any alternate member in his place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or they constitute a quorum, may appoint by unanimous vote another member of the Board to act at the meeting in the place of the absent or disqualified member.

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6.3 Conduct of Business. Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as the law or these Bylaws require otherwise. Each committee shall make adequate provision for notice of all meetings to members. A majority of the members of the committee shall constitute a quorum, unless the committee consists of one or two members. In that event, one member shall constitute a quorum. A majority vote of the members present shall determine all matters. A committee may take action without a meeting if all the members of the committee consent in writing and file the consent or consents with the minutes of the proceedings of the committee.

6.4 Authority. Any committee, to the extent the Board provides, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company, and may authorize the affixation of the Company's seal to all instruments which may require or permit it. However, no committee shall have any power or authority with regard to amending the Articles of Incorporation, adopting an agreement of merger or consolidation, recommending to the Stockholders the sale, lease or exchange of all or substantially all of the Company's property and assets, recommending to the Stockholders a dissolution of the Company or a revocation of a dissolution of the Company, or amending these Bylaws of the Company. Unless a resolution of the Board expressly provides, no committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger.

6.5 Minutes. Each committee shall keep regular minutes of its proceedings and report the same to the Board when required.

ARTICLE 7.

OFFICERS

7.1 Officers of the Company. The officers of the Company shall consist of a President, a Secretary, a Treasurer and such Vice Presidents, Assistant Secretaries, Assistant Treasurers, and other officers as the Board may designate and elect from time to time. The same person may hold at the same time any two or more offices.

7.2 Election and Term. The Board shall elect the officers of the Company. Each officer shall hold office until his death, resignation, retirement, removal or disqualification or until his successor shall have been elected and qualified.

7.3 Compensation of Officers. The Board shall fix the compensation of all officers of the Company. No officer shall serve the Company in any other capacity and receive compensation, unless the Board authorizes the additional compensation.

7.4 Removal of Officers and Agents. The Board may remove any officer or agent it has elected or appointed at any time, with or without cause.

7.5 Resignation of Officers and Agents. Any officer or agent the Board has elected or appointed may resign at any time by giving written notice to the Board, the Chairman of the Board, the President, or the Secretary of the Company. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified. Unless otherwise specified in the notice, the Board need not accept the resignation to make it effective.

7.6 Bond. The Board may require by resolution any officer, agent, or employee of the Company to give bond to the Company, with sufficient sureties conditioned on the faithful performance of the duties of his respective office or agency. The Board also may require by resolution any officer, agent or employee to comply with such other conditions as the Board may require from time to time.

7.7 President. The President shall be the chief operating officer of the Company and, subject to the Board's control, shall supervise and direct all of the business and affairs of the Company. When present, he shall sign (with or without the Secretary, an Assistant Secretary, or any other officer or agent of the Company which the Board has authorized) deeds, mortgages, bonds, contracts or other instruments which the Board has authorized an officer or agent of the Company to execute. However, the President shall not sign any instrument which the law, these Bylaws, or the Board expressly require some other officer or agent of the Company to sign and execute. In general, the President shall perform all duties incident to the office of President and such other duties as the Board may prescribe from time to time.

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7.8 Vice Presidents. In the absence of the President or in the event of his death, inability or refusal to act, the Vice Presidents in the order of their length of service as Vice Presidents, unless the Board determines otherwise, shall perform the duties of the President. When acting as the President, a Vice President shall have all the powers and restrictions of the Presidency. A Vice President shall perform such other duties as the President or the Board may assign to him from time to time.

7.9 Secretary. The Secretary shall (a) keep the minutes of the meetings of the Stockholders and of the Board in one or more books for that purpose, (b) give all notices which these Bylaws or the law requires, (c) serve as custodian of the records and seal of the Company, (d) affix the seal of the Company to all documents which the Board has authorized execution on behalf of the Company under seal, (e) maintain a register of the address of each Stockholder of the Company, (f) sign, with the President, a Vice President, or any other officer or agent of the Company which the Board has authorized, certificates for shares of the Company, (g) have charge of the stock transfer books of the Company, and (h) perform all duties which the President or the Board may assign to him from time to time.

7.10 Assistant Secretaries. In the absence of the Secretary or in the event of his death, inability or refusal to act, the Assistant Secretaries in the order of their length of service as Assistant Secretary, unless the Board determines otherwise, shall perform the duties of the Secretary. When acting as the Secretary, an Assistant Secretary shall have the powers and restrictions of the Secretary. An Assistant Secretary shall perform such other duties as the President, Secretary or Board may assign from time to time.

7.11 Treasurer. The Treasurer shall (a) have responsibility for all funds and securities of the Company, (b) receive and give receipts for moneys due and payable to the Company from any source whatsoever, (c) deposit all moneys in the name of the Company in depositories which the Board selects, and (d) perform all of the duties which the President or the Board may assign to him from time to time.

7.12 Assistant Treasurers. In the absence of the Treasurer or in the event of his death, inability or refusal to act, the Assistant Treasurers in the order of their length of service as Assistant Treasurer, unless the Board determines otherwise, shall perform the duties of the Treasurer. When acting as the Treasurer, an Assistant Treasurer shall have the powers and restrictions of the Treasurer. An Assistant Treasurer shall perform such other duties as the Treasurer, the President, or the Board may assign to him from time to time.

7.13 Delegation of Authority. Notwithstanding any provision of these Bylaws to the contrary, the Board may delegate the powers or duties of any officer to any other officer or agent.

7.14 Action with Respect to Securities of Other Corporations. Unless the Board directs otherwise, the President shall have the power to vote and otherwise act on behalf of the Company, in person or by proxy, at any meeting of Stockholders of or with respect to any action of Stockholders of any other corporation in which the Company holds securities. Furthermore, unless the Board directs otherwise, the President shall exercise any and all rights and powers which the Company possesses by reason of its ownership of securities in another corporation.

7.15 Vacancies. The Board may fill any vacancy in any office because of death, resignation, removal, disqualification or any other cause in the manner which these Bylaws prescribe for the regular appointment to such office.

ARTICLE 8.

CONTRACTS, LOANS, DRAFTS,

DEPOSITS AND ACCOUNTS

8.1 Contracts. The Board may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name and on behalf of the Company. The Board may make such authorization general or special.

8.2 Loans. Unless the Board has authorized such action, no officer or agent of the Company shall contract for a loan on behalf of the Company or issue any evidence of indebtedness in the Company's name.

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8.3 Drafts. The President, any Vice President, the Treasurer, any Assistant Treasurer, and such other persons as the Board shall determine shall issue all checks, drafts and other orders for the payment of money, notes and other evidences of indebtedness issued in the name of or payable by the Company.

8.4 Deposits. The Treasurer shall deposit all funds of the Company not otherwise employed in such banks, trust companies, or other depositories as the Board may select or as any officer, assistant, agent or attorney of the Company to whom the Board has delegated such power may select. For the purpose of deposit and collection for the account of the Company, the President or the Treasurer (or any other officer, assistant, agent or attorney of the Company whom the Board has authorized) may endorse, assign and deliver checks, drafts and other orders for the payment of money payable to the order of the Company.

8.5 General and Special Bank Accounts. The Board may authorize the opening and keeping of general and special bank accounts with such banks, trust companies, or other depositories as the Board may select or as any officer, assistant, agent or attorney of the Company to whom the Board has delegated such power may select. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

ARTICLE 9.

CERTIFICATES FOR SHARES AND THEIR TRANSFER

9.1 Certificates for Shares. Shares of the capital stock of the Company may be certificated or uncertificated, as provided under Nevada law. Each Stockholder, upon written request to the transfer agent or registrar of the Company, shall be entitled to a certificate of the capital stock of the Company in such form as may from time to time be prescribed by the Board. The Secretary, transfer agent, or registrar of the Company shall number the certificates representing shares of the stock of the Company in the order in which the Company issues them. The President or any Vice President and the Secretary or any Assistant Secretary shall sign the certificates in the name of the Company. Any or all certificates may contain facsimile signatures. In case any officer, transfer agent, or registrar who has signed a certificate, or whose facsimile signature appears on a certificate, ceases to serve as such officer, transfer agent, or registrar before the Company issues the certificate, the Company may issue the certificate with the same effect as though the person who signed such certificate, or whose facsimile signature appears on the certificate, was such officer, transfer agent, or registrar at the date of issue. The Secretary, transfer agent, or registrar of the Company shall keep a record in the stock transfer books of the Company of the names of the persons, firms or corporations owning the stock represented by the certificates, the number and class of shares represented by the certificates and the dates thereof and, in the case of cancellation, the dates of cancellation. The Secretary, transfer agent, or registrar of the Company shall cancel every certificate surrendered to the Company for exchange or transfer. Except in the case of a lost, destroyed, stolen or mutilated certificate, the Secretary, transfer agent, or registrar of the Company shall not issue a new certificate in exchange for an existing certificate until he has canceled the existing certificate.

9.2 Transfer of Shares. A holder of record of shares of the Company's stock, or his attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary, transfer agent or registrar of the Company, may transfer his shares only on the stock transfer books of the Company. Such person shall furnish to the Secretary, transfer agent, or registrar of the Company proper evidence of his authority to make the transfer and shall properly endorse and surrender for cancellation his existing certificate or certificates for such shares. Whenever a holder of record of shares of the Company's stock makes a transfer of shares for collateral security, the Secretary, transfer agent, or registrar of the Company shall state such fact in the entry of transfer if the transferor and the transferee request.

9.3 Lost Certificates. The Board may direct the Secretary, transfer agent, or registrar of the Company to issue a new certificate to any holder of record of shares of the Company's stock claiming that he has lost such certificate, or that someone has stolen, destroyed or mutilated such certificate, upon the receipt of an affidavit from such holder to such fact. When authorizing the issue of a new certificate, the Board, in its discretion may require as a condition precedent to the issuance that the owner of such certificate give the Company a bond of indemnity in such form and amount as the Board may direct.

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9.4 Regulations. The Board may make such rules and regulations, not inconsistent with these Bylaws, as it deems expedient concerning the issue, transfer and registration of certificates for shares of the stock of the Company. The Board may appoint or authorize any officer or officers to appoint one or more transfer agents, or one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

9.5 Holder of Record. The Company may treat as absolute owners of shares the person in whose name the shares stand of record as if that person had full competency, capacity and authority to exercise all rights of ownership, despite any knowledge or notice to the contrary or any description indicating a representative, pledge or other fiduciary relation, or any reference to any other instrument or to the rights of any other person appearing upon its record or upon the share certificate. However, the Company may treat any person furnishing proof of his appointment as a fiduciary as if he were the holder of record of the shares.

9.6 Treasury Shares. Treasury shares of the Company shall consist of shares which the Company has issued and thereafter acquired but not canceled. Treasury shares shall not carry voting or dividend rights.

ARTICLE 10.

INDEMNIFICATION

10.1 Generally. To the fullest extent permitted under Nevada Law or the Articles of Incorporation, the Company shall indemnify any director, officer, or agent of the Company, or any person who is or was serving at the request of the Company as a director, officer, or agent of another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise (“Indemnitee”).

10.2 Expenses. To the extent that an Indemnitee has been successful on the merits or otherwise in defense of any proceeding referred to in Section 10.2, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 10.3 upon receipt of an undertaking by or on behalf of the Indemnitee to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Company as authorized in this Article.

10.3 Determination by Board. Any indemnification under this Article (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the Indemnitee is proper in the circumstances because he has met the applicable standard of conduct set forth in the corporation laws of the State of Nevada.

10.4 Not Exclusive of Other Rights. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which Indemnitees may be entitled under any bylaw, agreement, vote of Stockholders or interested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office and shall continue as to a person who has ceased to be an Indemnitee and shall inure to the benefit of the heirs, executors and administrators of such a person.

10.5 Insurance. The Company shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Company would have the power to indemnify him against such liability under the provisions of this Article.

The Company’s indemnity of any Indemnitee shall be reduced by any amounts such person may collect as indemnification: (i) under any policy of insurance purchased and maintained on his behalf by the Company or (ii) from such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

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10.6 Violation of Law. Nothing contained in this Article, or elsewhere in these Bylaws, shall operate to indemnify any Indemnitee if such indemnification is for any reason contrary to law, either as a matter of public policy, or under the provisions of the Federal Securities Act of 1933, the Exchange Act, or any other applicable state or federal law.

10.7 Coverage. For the purposes of this Article, references to "the Company" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was an indemnitee of such a constituent corporation or is or was serving at the request of such a constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity.

ARTICLE 11.

TAKEOVER OFFERS

In the event the Company receives a takeover offer, the Board shall consider all relevant factors in evaluating such offer, including, but not limited to, the terms of the offer, and the potential economic and social impact of such offer on the Company's Stockholders, employees, customers, creditors and community in which it operates.

ARTICLE 12.

NOTICES

12.1 General. Except as otherwise provided in these Bylaws, notice to directors and Stockholders shall be deemed given: (a) if mailed, when deposited in the United States mail, postage prepaid, directed to the Stockholder or director at such Stockholder's or director's address as it appears on the records of the Company; (b) if by facsimile telecommunication, when directed to a number at which the Stockholder or director has consented to receive notice; (c) if by electronic mail, when directed to an electronic mail address at which the Stockholder or director has consented to receive notice; (d) if by a posting on an electronic network together with separate notice to the Stockholder or director of such specific posting, upon the later of (1) such posting and (2) the giving of such separate notice; and (e) if by any other form of electronic transmission, when directed to the Stockholder or director in a manner consented to by such Stockholder or director.

12.2 Waiver of Notice. Whenever notice is required to be given to a Stockholder, director or other person under the provisions of these Bylaws, the Articles of Incorporation or by applicable law, a waiver in writing signed by the person or persons entitled to the notice, whether before or after the time stated in the notice, shall be equivalent to giving the notice.

ARTICLE 13.

MISCELLANEOUS

13.1 Facsimile Signatures. In addition to the use of facsimile signatures which these Bylaws specifically authorize, the Company may use such facsimile signatures of any officer or officers, agents or agent, of the Company as the Board or a committee of the Board may authorize.

13.2 Corporate Seal. The Board may provide for a suitable seal containing the name of the Company, of which the Secretary shall be in charge. The Treasurer, any Assistant Secretary, or any Assistant Treasurer may keep and use the seal or duplicates of the seal if and when the Board or a committee of the Board so directs.

13.3 Fiscal Year. The Board shall have the authority to fix and change the fiscal year of the Company.

13.4 Dividends. The Board may from time to time declare, and the Company may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by the general corporation laws of the State of Nevada.

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13.5 Record Date for Purposes Other Than Stockholder Notice. The Board may fix a date as the record date for the purpose of determining Stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the Stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action. Such record date shall not precede the date upon which the resolution fixing the record date is adopted and shall not be more than sixty (60) days prior to such action. If no record date is fixed by the Board, the record date for determining Stockholders for any such purpose shall be at the close of business on the date on which the Board adopts the resolution relating thereto.

13.6 Force and Effect. These Bylaws are subject to the provisions of the corporation laws of the State of Nevada and the Articles of Incorporation, as the same may be amended from time to time. If any provision in these Bylaws is inconsistent with an express provision of either the corporation laws of the State of Nevada or the Articles of Incorporation, the provisions of the corporation laws of the State of Nevada or the Articles of Incorporation, as the case may be, shall govern, prevail, and control the extent of such inconsistency.

ARTICLE 14.

AMENDMENTS

14.1 Subject to the provisions of these Bylaws and the Articles of Incorporation, the Stockholders or the Board may amend or repeal these Bylaws at any meeting.

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